Exhibit 99.1

Contact:	Michael R. Kourey, CFO
Polycom, Inc.
925-924-5742
mkourey@polycom.com

POLYCOM REPORTS SECOND QUARTER EARNINGS

Sequential Revenue Growth of 4 Percent

PLEASANTON, Calif. – July 20, 2005 – Polycom®, Inc. (NASDAQ: PLCM), the world’s leading provider of unified collaborative communications solutions, today reported its earnings for the second quarter ended June 30, 2005.

Second quarter 2005 consolidated net revenues were $142.7 million, compared to $133.8 million recorded for the second quarter of 2004. Non-GAAP net income in the second quarter of 2005 was $17.8 million, or 18 cents per diluted share. This compares to Non-GAAP net income of $17.0 million, or 17 cents per diluted share, for the second quarter of 2004. Non-GAAP financial measures exclude acquisition-related costs, purchased in-process research and development costs, amortization of purchased intangibles, restructuring costs, litigation reserves and payments, gain (loss) on strategic investments, income tax effect of the preceding adjustments, income (loss) from discontinued operations, net of taxes, and gain from sale of discontinued operations, net of taxes. GAAP net income for the second quarter of 2005 was $20.0 million, or 20 cents per diluted share, compared to $12.9 million, or 13 cents per diluted share, for the same period last year.

For the six months ended June 30, 2005, net revenues were $280.2 million, compared to $253.0 million for the first six months of 2004. Non-GAAP net income for the period was $35.4 million, or 36 cents per diluted share, compared to $29.9 million, or 29 cents per diluted share for the first six months of 2004. GAAP net income for the six months ended June 30, 2005 was $36.4 million, or 37 cents per diluted share, compared to GAAP net income of $16.2 million, or 16 cents per diluted share, for the same period last year.

The reconciliation of the GAAP statement of operations amounts to the respective Non-GAAP figures, for the three and six months ended June 30, 2005 and 2004, is set forth at the end of this press release.

On a product line basis, consolidated net revenues for the second quarter of 2005 were comprised of 52 percent video communications, or $74.8 million; 23 percent network systems, or $32.9 million; and 25 percent voice communications, or $35.0 million. This compares to the second quarter of 2004, in which consolidated net revenues were comprised of 53 percent video communications, or $71.2 million; 27 percent network systems, or $35.9 million; and 20 percent voice communications, or $26.7 million.

“Voice over IP continues to be the number one driver for the converged communications space,” said Robert Hagerty, president and CEO. “In fact, driven primarily by our rapidly-growing voice over IP products, Polycom’s voice revenues grew significantly, both sequentially and year over year. This rapid adoption of Polycom’s voice over IP solutions stages the company well for the integration of IP-based video solutions at the desktop, in the meeting room, and at the network core.”

Hagerty continued, “Polycom’s leadership role in the voice over IP space is also driving our strategic partnering activities. For instance, in the second quarter we announced a partnership with Alcatel where we will be delivering a SIP-based converged communications solution for voice, video, and data collaboration solutions. In addition, we announced a strategic partnership with Lucent Technologies where Polycom’s voice and video over IP offerings will be integrated with Lucent’s IMS solution for delivery to service providers and enterprises worldwide. These new partnerships, in addition to our partnerships with Avaya, Cisco, Microsoft and Nortel, uniquely position Polycom in the collaborative communications landscape. Through our industry-leading innovations such as our demonstrated high-definition (HD) technology, our iPriority™ QoS, and our unparalleled wideband voice quality, Polycom’s solution continues to set the standard for product performance and integration. In fact, in the second quarter, the International Telecommunications Union (ITU) approved Siren 14™, our super-wideband audio coder, as an international standard.”

“Driven by our 4% sequential revenue growth, strong margins and reduction in DSOs, Polycom generated its twenty-ninth consecutive quarter of positive operating cash flow in Q2,” said Michael Kourey, senior vice president, finance and administration, and CFO. “Including this positive cash flow of $32.2 million and net of approximately $25 million in Polycom stock repurchases in the period, our cash and investments balance at the end of the second quarter is $522.8 million.”

About Polycom

Polycom, Inc. is the worldwide leader in unified collaborative communications (UCC) that maximize the efficiency and productivity of people and organizations by integrating the broadest array of video, voice, data and Web solutions to deliver the ultimate communications experience. Polycom’s high quality, standards-based conferencing and collaboration solutions are easy to deploy and manage, as well as intuitive to use. Supported by an open architecture, they integrate seamlessly with leading telephony and presence-based networks. With its market driving technologies, best-in-class products, alliance partnerships, and world-class service, Polycom is the smart choice for organizations seeking proven solutions and a competitive advantage in real-time communications and collaboration. For additional information call 1-800-POLYCOM (765-9266) or +1-408-526-9000, or visit the Polycom website at www.polycom.com.

This release contains forward-looking statements, within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, regarding future events, future demand for our products, and the future performance of the Company, including statements regarding the role of voice over IP as the primary driver for the converged communications space, the adoption rate of Polycom’s voice over IP products in positioning Polycom well for the future integration of IP-based video solutions, and the anticipated impact of Polycom’s strategic partnerships in uniquely positioning Polycom in the collaborative communications space. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the impact of competition for our customers and products, potential fluctuations in results and future growth rates, the market acceptance of Polycom’s products, such as voice and video over IP products, and changing market demands, possible delays in the development, availability and shipment of new products, and risks associated with changes in general economic conditions. Many of these risks and uncertainties are discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, and in other reports filed by Polycom with the SEC. Polycom disclaims any intent or obligations to update these forward-looking statements.

As has been noted on the Company’s web site since July 6, 2005, Polycom will hold a conference call today, July 20, 2005, at 5:00 p.m. ET/2:00 p.m. PT to discuss its second quarter earnings. Robert Hagerty, chairman, president and CEO, and Michael Kourey, chief financial officer, will host the conference. You may participate by viewing the webcast at www.polycom.com or, for callers in the US and Canada, by calling 800-205-6183; and for callers outside of the US and Canada, by calling 415-908-4701, with the pass code being Polycom. A replay of the call will also be available at www.polycom.com or, for callers in the US and Canada, at 800-633-8284; and for callers outside of the US and Canada, at 402-977-9140. The access number for the replay is 21251515. A replay of the call will also be maintained on our website at www.polycom.com under Investor Relations – Archived Conference Calls for twelve months.

Polycom and the Polycom logo are registered trademarks, and iPriority and Siren 14 are trademarks of Polycom in the U.S. and various countries. All other trademarks are the property of their respective owners. ©2005, Polycom, Inc. All rights reserved.

POLYCOM, INC.

Non-GAAP Condensed Consolidated Statements of Operations

Excluding Acquisition-related costs, Purchased in-process R&D costs, Amortization of purchased intangibles, Restructuring costs, Litigation reserves and payments, Gain (loss) on strategic investments,

Income tax effect of preceding adjustments, Income (loss) from discontinued operations, net of taxes and

Gain from sale of discontinued operations, net of taxes

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2005	June 30, 2004	June 30, 2005	June 30, 2004
Revenues:
Product revenues	$125,798	$120,028	$247,915	$226,633
Service revenues	16,887	13,799	32,288	26,341

Total revenues	142,685	133,827	280,203	252,974

Cost of revenues:
Cost of product revenues	43,586	39,905	84,968	74,968
Cost of service revenues	10,066	9,332	19,691	18,396

Total cost of revenues	53,652	49,237	104,659	93,364

Gross profit	89,033	84,590	175,544	159,610

Operating expenses:
Sales and marketing	36,012	30,292	70,227	58,738
Research and development	22,615	23,717	44,457	45,743
General and administrative	9,377	8,771	18,368	16,837

Total operating expenses	68,004	62,780	133,052	121,318

Operating income	21,029	21,810	42,492	38,292

Interest income, net	3,154	1,511	5,898	3,192
Other income (expense), net	191	(23)	132	(497)

Income before provision for income taxes	24,374	23,298	48,522	40,987
Provision for income taxes	6,581	6,290	13,101	11,066

Non-GAAP net income	$17,793	$17,008	$35,421	$29,921

Basic net income per share	$0.18	$0.17	$0.36	$0.30

Diluted net income per share	$0.18	$0.17	$0.36	$0.29

Weighted average shares outstanding for basic net income per share	97,243	99,843	97,962	99,855

Weighted average shares outstanding for diluted net income per share	98,484	102,154	99,326	102,409

Use of Non-GAAP Financial Information

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses non-GAAP measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom’s underlying operational results and trends and our marketplace performance. For example, the non-GAAP results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted non-GAAP results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.

POLYCOM, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2005	June 30, 2004	June 30, 2005	June 30, 2004
Revenues:
Product revenues	$125,798	$120,028	$247,915	$226,633
Service revenues	16,887	13,799	32,288	26,341

Total revenues	142,685	133,827	280,203	252,974

Cost of revenues:
Cost of product revenues	43,586	39,905	84,968	74,968
Cost of service revenues	10,066	9,332	19,691	18,396

Total cost of revenues	53,652	49,237	104,659	93,364

Gross profit	89,033	84,590	175,544	159,610

Operating expenses:
Sales and marketing	36,012	30,292	70,227	58,738
Research and development	22,615	23,717	44,457	45,743
General and administrative	9,377	8,771	18,368	16,837
Acquisition-related costs	62	356	128	1,181
Purchased in-process research and development	—	—	—	4,600
Amortization of purchased intangibles	1,715	5,717	3,522	12,080
Restructuring costs	(10)	—	(10)	—
Litigation reserves and payments	(65)	—	(93)	—

Total operating expenses	69,706	68,853	136,599	139,179

Operating income	19,327	15,737	38,945	20,431

Interest income, net	3,154	1,511	5,898	3,192
Gain (loss) on strategic investments	4,515	(6)	4,510	3
Other income (expense), net	191	(23)	132	(497)

Income from continuing operations before provision for income taxes	27,187	17,219	49,485	23,129
Provision for income taxes	7,322	4,556	13,327	7,410

Income from continuing operations	19,865	12,663	36,158	15,719

Income from discontinued operations, net of taxes	—	145	—	296
Gain from sale of discontinued operations, net of taxes	127	113	232	219

Net income	$19,992	$12,921	$36,390	$16,234

Basic net income per share:
Income per share from continuing operations	$0.21	$0.13	$0.37	$0.16
Income per share from discontinued operations, net	—	—	—	—
Gain per share from sale of discontinued operations, net	—	—	—	—

Basic net income per share	$0.21	$0.13	$0.37	$0.16

Diluted net income per share:
Income per share from continuing operations	$0.20	$0.13	$0.37	$0.16
Income per share from discontinued operations, net	—	—	—	—
Gain per share from sale of discontinued operations, net	—	—	—	—

Diluted net income per share	$0.20	$0.13	$0.37	$0.16

Weighted average shares outstanding for basic net income per share	97,243	99,843	97,962	99,855

Weighted average shares outstanding for diluted net income per share	98,484	102,154	99,326	102,409

POLYCOM, INC.

GAAP to Non-GAAP Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2005			June 30, 2005
	GAAP	Excluded	Non-GAAP	GAAP	Excluded	Non-GAAP
Revenues:
Product revenues	$125,798	$—	$125,798	$247,915	$—	$247,915
Service revenues	16,887	—	16,887	32,288	—	32,288

Total revenues	142,685	—	142,685	280,203	—	280,203

Cost of revenues:
Cost of product revenues	43,586	—	43,586	84,968	—	84,968
Cost of service revenues	10,066	—	10,066	19,691	—	19,691

Total cost of revenues	53,652	—	53,652	104,659	—	104,659

Gross profit	89,033	—	89,033	175,544	—	175,544

Operating expenses:
Sales and marketing	36,012	—	36,012	70,227	—	70,227
Research and development	22,615	—	22,615	44,457	—	44,457
General and administrative	9,377	—	9,377	18,368	—	18,368
Acquisition-related costs	62	62	—	128	128	—
Amortization of purchased intangibles	1,715	1,715	—	3,522	3,522	—
Restructuring costs	(10)	(10)	—	(10)	(10)	—
Litigation reserves and payments	(65)	(65)	—	(93)	(93)	—

Total operating expenses	69,706	1,702	68,004	136,599	3,547	133,052

Operating income	19,327	(1,702)	21,029	38,945	(3,547)	42,492

Interest income, net	3,154	—	3,154	5,898	—	5,898
Gain (loss) on strategic investments	4,515	4,515	—	4,510	4,510	—
Other income, net	191	—	191	132	—	132

Income from continuing operations before provision for income taxes	27,187	2,813	24,374	49,485	963	48,522
Provision for income taxes	7,322	741	6,581	13,327	226	13,101

Income from continuing operations	19,865	2,072	17,793	36,158	737	35,421

Income from discontinued operations, net of taxes	—	—	—	—	—	—
Gain from sale of discontinued operations, net of taxes	127	127	—	232	232	—

Net income	$19,992	$2,199	$17,793	$36,390	$969	$35,421

Basic net income per share:
Income per share from continuing operations	$0.21	$0.03	$0.18	$0.37	$0.01	$0.36
Income per share from discontinued operations, net	—	—	—	—	—	—
Gain per share from sale of discontinued operations, net	—	—	—	—	—	—

Basic net income per share	$0.21	$0.03	$0.18	$0.37	$0.01	$0.36

Diluted net income per share:
Income per share from continuing operations	$0.20	$0.02	$0.18	$0.37	$0.01	$0.36
Income per share from discontinued operations, net	—	—	—	—	—	—
Gain per share from sale of discontinued operations, net	—	—	—	—	—	—

Diluted net income per share	$0.20	$0.02	$0.18	$0.37	$0.01	$0.36

Weighted average shares outstanding for basic net income per share	97,243		97,243	97,962		97,962

Weighted average shares outstanding for diluted net income per share	98,484		98,484	99,326		99,326

POLYCOM, INC.

GAAP to Non-GAAP Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2004			June 30, 2004
	GAAP	Excluded	Non-GAAP	GAAP	Excluded	Non-GAAP
Revenues:
Product revenues	$120,028	$—	$120,028	$226,633	$—	$226,633
Service revenues	13,799	—	13,799	26,341	—	26,341

Total revenues	133,827	—	133,827	252,974	—	252,974

Cost of revenues:
Cost of product revenues	39,905	—	39,905	74,968	—	74,968
Cost of service revenues	9,332	—	9,332	18,396	—	18,396

Total cost of revenues	49,237	—	49,237	93,364	—	93,364

Gross profit	84,590	—	84,590	159,610	—	159,610

Operating expenses:
Sales and marketing	30,292	—	30,292	58,738	—	58,738
Research and development	23,717	—	23,717	45,743	—	45,743
General and administrative	8,771	—	8,771	16,837	—	16,837
Acquisition-related costs	356	356	—	1,181	1,181	—
Purchased in-process research and development	—	—	—	4,600	4,600	—
Amortization of purchased intangibles	5,717	5,717	—	12,080	12,080	—

Total operating expenses	68,853	6,073	62,780	139,179	17,861	121,318

Operating income	15,737	(6,073)	21,810	20,431	(17,861)	38,292

Interest income, net	1,511	—	1,511	3,192	—	3,192
Gain (loss) on strategic investments	(6)	(6)	—	3	3	—
Other expense, net	(23)	—	(23)	(497)	—	(497)

Income from continuing operations before provision for income taxes	17,219	(6,079)	23,298	23,129	(17,858)	40,987
Provision for income taxes	4,556	(1,734)	6,290	7,410	(3,656)	11,066

Income from continuing operations	12,663	(4,345)	17,008	15,719	(14,202)	29,921

Income from discontinued operations, net of taxes	145	145	—	296	296	—
Gain from sale of discontinued operations, net of taxes	113	113	—	219	219	—

Net income	$12,921	$(4,087)	$17,008	$16,234	$(13,687)	$29,921

Basic net income per share:
Income per share from continuing operations	$0.13	$(0.04)	$0.17	$0.16	$(0.14)	$0.30
Income per share from discontinued operations, net	—	—	—	—	—	—
Gain per share from sale of discontinued operations, net	—	—	—	—	—	—

Basic net income per share	$0.13	$(0.04)	$0.17	$0.16	$(0.14)	$0.30

Diluted net income per share:
Income per share from continuing operations	$0.13	$(0.04)	$0.17	$0.16	$(0.13)	$0.29
Income per share from discontinued operations, net	—	—	—	—	—	—
Gain per share from sale of discontinued operations, net	—	—	—	—	—	—

Diluted net income per share	$0.13	$(0.04)	$0.17	$0.16	$(0.13)	$0.29

Weighted average shares outstanding for basic net income per share	99,843		99,843	99,855		99,855

Weighted average shares outstanding for diluted net income per share	102,154		102,154	102,409		102,409

POLYCOM, INC.

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	June 30, 2005	December 31, 2004
ASSETS
Current assets
Cash and cash equivalents	$131,134	$96,331
Short-term investments	82,557	118,009
Trade receivables, net	64,847	62,535
Inventories	36,560	27,804
Deferred taxes	20,832	20,879
Prepaid expenses and other current assets	23,674	19,898

Total current assets	359,604	345,456

Property and equipment, net	37,411	37,544
Long-term investments	309,118	320,907
Goodwill	352,459	352,572
Purchased intangibles, net	23,393	26,915
Deferred taxes	48,953	49,060
Other assets	21,231	22,187

Total assets	$1,152,169	$1,154,641

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$36,529	$45,682
Accrued payroll and related liabilities	14,812	18,852
Taxes payable	63,950	52,665
Deferred revenue	32,353	26,889
Other accrued liabilities	28,865	30,065

Total current liabilities	176,509	174,153

Long-term deferred revenue	8,861	5,238
Other long-term liabilities	10,323	10,636

Total liabilities	195,693	190,027

Stockholders’ equity	956,476	964,614

Total liabilities and stockholders’ equity	$1,152,169	$1,154,641

POLYCOM, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Six Months Ended
	June 30, 2005	June 30, 2004
Cash flows from operating activities:
Net income	$36,390	$16,234
Adjustments to reconcile net income to net cash provided by operating activities:
Gain from sale of discontinued operations, net of taxes	(232)	(219)
Depreciation and amortization	10,176	9,659
Amortization of purchased intangibles	3,522	12,080
Provision for (benefit from) doubtful accounts	—	(210)
Provision for (benefit from) excess and obsolete inventories	(830)	1,768
Tax benefit from exercise of stock options	—	2,675
Gain on strategic investments	(4,510)	(3)
Amortization of unearned stock-based compensation	35	115
Purchase of in-process research and development	—	4,600
Loss on disposals of property and equipment	92	—

Changes in assets and liabilities, net of the effect of acquisitions:
Trade receivables	(2,312)	(6,777)
Inventories	(7,926)	3,382
Prepaid expenses and other assets	920	2,549
Accounts payable	(9,115)	(2,013)
Taxes payable	11,152	2,684
Other accrued liabilities	3,587	382

Net cash provided by operating activities	40,949	46,906

Cash flows from investing activities:
Purchase of property and equipment	(9,221)	(9,511)
Purchases of investments	(184,090)	(320,885)
Proceeds from sale and maturity of investments	231,294	373,046
Proceeds from sale of discontinued operations	365	345
Net cash paid in purchase acquisitions	69	(95,060)

Net cash provided by (used in) investing activities	38,417	(52,065)

Cash flows from financing activities:
Proceeds from issuance of common stock under employee option and stock purchase plans	5,429	7,959
Repurchase of common stock	(49,992)	(13,132)

Net cash used in financing activities	(44,563)	(5,173)

Net increase (decrease) in cash and cash equivalents	34,803	(10,332)
Cash and cash equivalents, beginning of period	96,331	154,312

Cash and cash equivalents, end of period	$131,134	$143,980